Exhibit 32.2

CERTIFICATE PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

The undersigned, Leonard F. Ferro, Chief Accounting Officer of Galey & Lord, Inc. (the “Company”), hereby certifies, pursuant to 18 U.S.C. §1350, as adopted pursuant to §906 of the Sarbanes-Oxley Act of 2002, that:

(3) The Company’s Annual Report on Form 10-K for the year ending September 27, 2003, as filed with the Securities and Exchange Commission on the date hereof (the “Annual Report”), fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(4) The information contained in the Annual Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Leonard F. Ferro

Leonard F. Ferro Chief Accounting Officer

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